UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Earliest Event Reported: November 6, 2006
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000


           Incorporated in the                    Employer Identification
            State of Delaware                         No. 76-0146568




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Item 2.02  Results of Operations and Financial Condition

On November 6, 2006, Anadarko Petroleum Corporation (Anadarko) announced third quarter 2006 earnings. The press release is included in this report as Exhibit 99.


Item 7.01  Regulation FD Disclosure

On November 6, 2006, Anadarko provided guidance for the remainder of 2006. This information is contained in the press release included in this report as Exhibit 99.


Item 9.01  Financial Statements and Exhibits

(d)  Exhibits
     99  Anadarko Press Release, dated November 6, 2006.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                     ANADARKO PETROLEUM CORPORATION
                                             (Registrant)


November 6, 2006                     By:         /s/ Bruce W. Busmire
                                        ----------------------------------------
                                        Bruce W. Busmire - Vice President and
                                        Chief Accounting Officer